Property and Equipment, net (Tables)	12 Months Ended
Dec. 31, 2025
Property and Equipment, net
Schedule of property and equipment, net

	As of December 31,
	2024	2025
	US$	US$
Electronic equipment	4,059,521	1,755,974
Office equipment and furniture	78,333	84,294
Motor vehicles	60,039	61,403
Leasehold improvements	802,537	51,397
Total	5,000,430	1,953,068
Less: Accumulated depreciation	(4,950,278)	(1,874,114)
Property and equipment, net	50,152	78,954